                                                                  EXHIBIT 10.3.2

                           NORTHSIDE BANCSHARES, INC.

                            NONQUALIFIED STOCK OPTION
                                  COMMON STOCK
                           ($1.00 PAR VALUE PER SHARE)

STOCK OPTION PLAN:   NORTHSIDE BANCSHARES, INC.
                     2005 STOCK OPTION PLAN

OPTION FOR THE PURCHASE OF: _________ SHARES

EXERCISE PRICE PER SHARE: _________

DATE OF GRANT: __________________

      THIS OPTION AGREEMENT, made and entered into this ____ day of __________, 2005 by and between Northside Bancshares, Inc., a Georgia corporation (the "Company"), and ______________________________________ (the "Grantee");

                                   WITNESSETH:

      WHEREAS, the NORTHSIDE BANCSHARES, INC. 2005 STOCK OPTION PLAN (the "Plan") has been adopted by the Company; and

      WHEREAS, Article II of the Plan authorizes the Committee to cause the Company to enter into a written agreement with the Grantee setting forth the form and the amount of any award and any conditions and restrictions of the award imposed by the Plan and the Committee; and

      WHEREAS, the Committee desires to make an award to the Grantee consisting of a Nonqualified Stock Option;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Grantee hereby agree as follows:

      1. General Definitions. Any capitalized terms herein shall have the meaning set forth in the Plan, and, in addition, for purposes of this Option Agreement, each of the following terms, when used herein, shall have the meaning set forth below:

            (a) "Change in Control" shall mean circumstances whereby one of the following events occurs during the term of this Option Agreement:

                  (i) a notice or an application is filed with the Federal Reserve Board ("FRB") pursuant to Regulation "Y" of the FRB under the Change in Bank Control Act or the Bank Holding Company Act or with the Georgia Department of Banking and Finance pursuant to the Financial Institutions Code of Georgia for permission to acquire control of the Company; or

                  (ii) more than 25% of the Company's outstanding common stock or equivalent in voting power of any class or classes of outstanding securities of the Company entitled to vote in elections of the Board of Directors shall be acquired by any corporation or other person, or group; or

                  (iii) the Company shall become a subsidiary of another
            corporation or shall be merged or consolidated into another corporation and (a) less than a majority of the outstanding voting shares of the parent or surviving corporation after such acquisition, merger or consolidation are owned immediately after such acquisition, merger or consolidation by the owners of the voting shares of the Company immediately before such acquisition, merger or consolidation, or (b) less than a majority of the members of the board of directors of the corporation resulting from such business combination were members of the Board of Directors at the time of the execution of the initial agreement for such merger or consolidation; or

                  (iv) substantially all of the assets of the Company shall be sold to another entity other than a sale to a wholly-owned subsidiary of the Company.

            (b) The "Code" shall mean the Internal Revenue Code of 1986, as amended.

            (c) The "Common Stock" shall mean the common stock of the Company, $1.00 par value per share.

            (d) The "Exercise Date" shall mean the first anniversary of the Date of Grant. At any time during the period of this Option commencing with the first anniversary of the Date of Grant, the Grantee may purchase up to 20% of the shares covered by this Option and may purchase an additional 20% on the second, third, fourth and fifth anniversary from the Date of Grant so that this Option will be fully vested on the fifth anniversary of the Date of Grant unless there shall occur a Change in Control, in which event, this Option shall be fully vested on the date of such Change in Control.

            (e) The "Expiration Date" shall mean the date on which this Option expires pursuant to the provisions of paragraph 4 hereof.

            (f) "Fair Market Value" of a share of Common Stock on a specified date means:

                        (i) if the Common Stock is then traded on a national securities exchange, the closing price on such date of a share of the Common Stock as traded on the largest securities exchange on which it is then traded; or

                        (ii) if the Common Stock is not then traded on a national securities exchange, the mean between the closing composite inter-dealer "bid" and "ask" prices for Common Stock, as quoted on the NASDAQ National Market System (A) on such date, or (B) if no "bid" and "ask" prices are quoted on such date, then on the next preceding date on which such prices were quoted; or

                        (iii) if the Common Stock is not then traded on a
                  national securities exchange or quoted on the NASDAQ National Market System, the value determined in good faith by the Committee.

            (g) "Good Cause," with respect to any dismissal of Grantee from his or her employment with the Company or any of its affiliates, shall mean the dismissal of the Grantee from such employment by the Company or any of its affiliates by reason of (i) the Grantee's being convicted of, or pleading guilty or confessing to, any felony or any act of fraud, misappropriation or embezzlement, (ii) the Grantee's improperly releasing or misappropriating trade secrets or other tangible or intangible property of the Company or any of its affiliates or engaging in a dishonest act to the damage or prejudice of the Company or any of its affiliates or in willful or grossly negligent conduct or activities materially damaging to the property, business or reputation of the Company or any of its affiliates, or (iii) the Grantee's failing, without reasonable cause, to devote his or her full business time and efforts to the Company or any of its affiliates.

            (h) This "Option" shall mean the option evidenced by this Option Agreement, which is intended to be a "nonqualified stock option".

            (i) The "Option Price" shall mean the purchase price of each share of Common Stock that may be purchased by the Grantee upon the exercise of this Option, in whole or in part. The Option Price is set forth under "EXERCISE PRICE PER SHARE" at the beginning of page 1 of this Option Agreement as adjusted from time to time in accordance with the provisions hereof.

      2. Grant of Option. Upon the terms and subject to the conditions and limitations hereinafter set forth, the Grantee shall have the right, at any time after the Exercise Date and on or before the Expiration Date, to purchase the number of shares of Common Stock set forth on page 1 of this Option Agreement and vested under Paragraph 1(d), such number of shares and the Option Price being subject to adjustment in accordance with the provisions set forth below and in accordance with the terms of the Plan notwithstanding anything to the contrary herein.

      3. Manner of Exercise. Subject to the terms, conditions, and limitations set forth herein, this Option may be exercised in whole or in part at any time or from time to time after the Exercise Date and on or before the Expiration Date as to any part of the number of whole shares of Common Stock then vested under Paragraph 1(d) and available under this Option. Such exercise shall be effective only if the Grantee duly executes and delivers to the Company, at the principal executive office of the Company or at such other address as the Company may designate by notice in writing to the Grantee, an option exercise form substantially the same as that attached hereto as Exhibit A, indicating the number of shares of Common Stock to be purchased and accompanied by payment of the Option Price and any withholding amounts described below. Payment of the Option

Price and any such withholding amounts may be made (i) in cash or by the Grantee's personal check, a certified check, a bank draft, or a postal or express money order payable to the order of the Company in lawful money of the United States or in any combination of the foregoing, or (ii) by delivery of mature shares of Common Stock, the Fair Market Value of which is equal to the Option Price as of the Exercise Date, or (iii) by authorizing the Company to withhold shares of Common Stock acquired upon exercise of the Option having an aggregate Fair Market Value (valued as of the Exercise Date) that is equal to the amount of cash that would b required to pay the Option Price.

      Upon any effective exercise of this Option, the Company shall become obligated to issue a certificate or certificates to the Grantee representing the number of shares of Common Stock so purchased. Notwithstanding the foregoing, no shares of Common Stock will be issued unless the Grantee (or his representative as the case may be) shall pay to the Company or any affiliate, as applicable, such amount as the Company or any affiliate may advise it is required under applicable federal, state or local law to withhold and pay over to governmental taxing authorities by reason of the purchase of such shares of Common Stock pursuant to this Option. No fractional shares will be issued.

      4. Expiration of Option. This Option shall expire, shall become null and void, and shall be of no further force and effect upon the earlier to occur of the following events:

            (a) Three months after the date of the Grantee's resignation or other voluntary termination of his or her employment with the Company or any of its affiliates (other than by reason of his or her death or "disability" within the meaning of Section 22(e)(3) of the Code), but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of resignation or termination;

            (b) The dismissal of the Grantee from his or her employment with the Company or any affiliate for Good Cause at any time;

            (c) Three months after the date on which the Company or any affiliate terminates the Grantee's employment for any reason other than Good Cause, but during such three month period the Option shall be exercisable only to the extent that it was exercisable as of the date of termination;

            (d) One year after the date on which Grantee's employment with the Company or any affiliate is terminated by reason of the Grantee's death or "disability" within the meaning of Section 22(e)(3) of the Code, but during such one year period the Option shall be exercisable only to the extent that it was exercisable as of the date of death or disability; or

            (e)   Ten years after the Date of Grant.

      5. Holder's Exercise Subject to Compliance with Securities Laws. Notwithstanding the exercise of this Option, in whole or in part, in accordance with all other provisions of this Option, the Company shall have no obligation to honor such exercise and to issue Common Stock pursuant thereto unless and until the Grantee furnishes the Company an agreement (in such form as the Committee may specify) in which the Grantee (or any person acting on his behalf) represents that the Common Stock acquired by him upon exercise are being acquired for investment and not with a view to the sale or distribution thereof, or such other representations as may be required by the Committee in accordance with the advice of legal counsel, unless the Committee shall have received advice from legal counsel that such representation is not required.

      6. Adjustment of Option Price and Number of Shares That May be Purchased Hereunder. The Option Price and the number of shares of Common Stock that may be purchased hereunder shall be adjusted from time to time by the Committee in accordance with the terms of the Plan in the event of certain changes in the Common Stock such as stock dividends, splits and the like or certain corporate transactions affecting the number or value of the shares of Common Stock.

      7. Notice of Adjustments. Upon the occurrence of any adjustment of the Option Price, or any increase or decrease in the number of shares of Common Stock that may be purchased upon the exercise of this Option, then, and in each such case, the Company, within 30 days thereafter, shall give written notice thereof to the Grantee at the address of the Grantee as shown on the books of the Company, which notice shall state the Option Price as adjusted and the increased or decreased number of shares that may be purchased upon the exercise of this Option, setting forth in reasonable detail the method of calculation of each.

      8. Additional Conditions. The Grantee and any person acting on the Grantee's behalf agrees and acknowledges that any shares of Common Stock issued or transferred under this Option may be issued or transferred subject to such conditions, in addition to those set forth in this Option, as the Committee or the Company may impose and may require the Grantee (or any person acting on the Grantee's behalf) to deliver and comply in all respects with the Company's shareholders agreement, if any, as may be in effect at the time of any exercise of this Option. No shares shall be issued upon exercise of this Option prior to the delivery of a properly executed shareholders agreement or such other agreement or acknowledgment that the Committee shall deem necessary to ensure that the Common Stock acquired pursuant to the Option will be subject to such shareholders agreement.

      9. Assignment. This Option may not be transferred or assigned by the Grantee otherwise than by will or by the laws of descent and distribution and, during the lifetime of the Grantee, may be exercised, in whole or in part, only by the Grantee; provided, however, subject to Paragraph 4(d) hereof, in the event of the Grantee's death or disability, this Option may be exercised by his or her personal representative, heirs or legatees.

      10. No Right to Continued Employment. This Option does not confer upon the Grantee the right to continued employment with the Company or any affiliate, nor shall it interfere with the right of the Company or any affiliate to terminate his or her employment at any time.

      11. Regulatory Exercise or Forfeiture. If the Company's capital falls below the minimum regulatory requirements, as determined by the Company's state or federal primary regulator, the Company's primary federal regulator may order the Company to require the Grantee to exercise the Option within a specified period of time. In the event the Grantee fails to exercise the Option within the specified period of time, the Grantee shall forfeit the Option. This Section 11 is designed to allow the Company's primary federal regulator to require early exercise of the Option;

in no event will this Section 11 extend the exercise period beyond the period set forth in Section 4 above.

      12.   Miscellaneous.

            (a) The Company covenants that it will at all times reserve and keep available, solely for the purpose of issue upon the exercise of this Option, a sufficient number of shares of Common Stock to permit the exercise of this Option in full.

            (b) The terms of this Option shall be binding upon and shall inure to the benefit of any successors or assigns of the Company and of the Grantee.

            (c) The Grantee shall not be entitled to vote or to receive dividends with respect to any Common Stock that may be, but has not been, purchased under this Option and shall not be deemed to be a shareholder of the Company with respect to any such Common Stock for any purpose.

            (d) This Option has been issued pursuant to the Plan and shall be subject to, and governed by, the terms and provisions thereof. The Grantee hereby agrees to be bound by all the terms and provisions of the Plan. In the event of any conflict between the terms of the Plan and this Option Agreement, the provisions of the Plan shall govern.

            (e) This Option Agreement shall be governed by the laws of the State of Georgia.

      IN WITNESS WHEREOF, the Company and the Grantee have executed this Option Agreement as of the day and year first above written.

                                          NORTHSIDE BANCSHARES, INC.

                                          By: ________________________________
                                          Its:________________________________

                                          GRANTEE:

                                          ____________________________________

                                    EXHIBIT A

                              OPTION EXERCISE FORM

                        (To be executed by the Grantee to
                  exercise the rights to purchase Common Stock
                       evidenced by the foregoing Option)

TO:   NORTHSIDE BANCSHARES, INC.

      The undersigned hereby exercises the right to purchase __________ shares of Common Stock covered by the attached Option in accordance with the terms and conditions thereof, and herewith makes payment of the Option Price of such shares in full.

                                                 ________________________
                                                 Signature

                                                 ________________________

                                                 ________________________
                                                 ________________________
                                                 Address

                                                 ________________________
                                                 Social Security Number

Date: __________________